UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2013

ATLANTIC POWER CORPORATION

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-34691	55-0886410
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

One Federal Street, Floor 30 Boston, MA	02110
(Address of principal executive offices)	(Zip Code)

(617) 977-2400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.             Entry into a Material Definitive Agreement.

On January 30, 2013, Atlantic Power Corporation (the “Company”) and certain of its subsidiaries entered into a definitive agreement (the “Agreement”) with Quantum Utility Generation, LLC and certain of its affiliates to sell the Company’s interests in three Florida facilities (the “Sale”), Auburndale Power Partners Limited Partnership(“Auburndale”), Lake Cogen, Ltd. (“Lake”), and Pasco Cogen, Ltd. for a purchase price, including working capital adjustments, of approximately $136 million.  The Company expects to receive net cash proceeds of approximately $111 million in the aggregate, after repayment of project-level debt at Auburndale and settlement of all outstanding natural gas swap agreements at Lake and Auburndale.  The Company intends to use the net proceeds from the Sale to fully repay the Company’s senior credit facility, which is expected to have an outstanding balance of approximately $67 million at close, and for general corporate purposes. The Agreement contains representations, warranties and indemnification obligations that are customary in the industry. The Sale is subject to customary closing conditions and approvals, including approval from the Federal Energy Regulatory Commission, and is expected to close in the first quarter of 2013. The foregoing description is qualified in its entirety by reference to the full text of the Agreement, which will be filed in accordance with the rules and regulations of the U.S. Securities and Exchange Commission.

The full text of the Press Release announcing the Sale is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may include “forward-looking statements” within the meaning of the U.S. federal securities laws and “forward-looking information,” as such term is used in Canadian securities laws (referred to as “forward-looking statements”).  These forward-looking statements can generally be identified by the use of the words “outlook,” “objective,” “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “continue,” “believe,” “intend,” “anticipate,” “expect,” “target” or the negatives of these words and phrases or similar expressions that are predictions of or indicate future events or trends and which do not relate solely to present or historical matters. In particular, the expectations that the Company will successfully sell the facilities currently proposed for sale, will use net proceeds from the Sale to fully repay the Company’s senior credit facility, and that the senior credit facility is expected to have an outstanding balance of approximately $67 million, and the future growth, results of operations, performance and business prospects and opportunities of the Company and its projects as described above constitute forward-looking statements. Forward-looking statements reflect the Company’s current expectations regarding future events and speak only as of the date of this Current Report on Form 8-K.  These forward-looking statements are based on a number of assumptions which may prove to be incorrect.  Forward-looking statements involve significant risks and uncertainties, should not be read as guarantees of future performance or results, and will not necessarily be accurate indications of whether or not or the times at or by which such performance or results will be achieved.  A number of factors could cause actual results to differ materially from the results discussed in the forward-looking statements, including, but not limited to, the factors discussed under “Risk Factors” in the filings the Company makes from

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time to time with the U.S. Securities and Exchange Commission and Canadian securities regulators.  The Company’s business is both competitive and subject to various risks. Although the forward-looking statements contained in this Current Report on Form 8-K are based upon what the Company believes to be reasonable assumptions, investors cannot be assured that actual results will be consistent with these forward-looking statements, and the differences may be material.  Therefore, investors are urged not to place undue reliance on the Company’s forward-looking statements.  These forward-looking statements are made as of the date of this Current Report on Form 8-K and, except as expressly required by applicable law, the Company assumes no obligation to update or revise them to reflect new events or circumstances.

Item 9.01.             Financial Statements and Exhibits.

(d)          Exhibits

Exhibit Number	Description
99.1	Press Release of the Company, dated January 30, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlantic Power Corporation

Dated:	January 30, 2013	By:	/s/ Terrence Ronan
Name: Terrence Ronan
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of the Company, dated January 30, 2013.

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